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                                                                   EXHIBIT 23.5




                        INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration
Statement on Form S-3 of Metrocall, Inc. of our report dated February 28, 1996 appearing in the Current Report on Form 8-K/A of Metrocall, Inc. filed on October 1, 1996, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP

    DELOITTE & TOUCHE LLP

Nashville, Tennessee
August 13, 1997